Waldorf Astoria Orlando Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort March 31, 2018 First Quarter 2018 Supplemental Data Exhibit 99.2

About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is a leading lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 55 premium-branded hotels and resorts with over 32,000 rooms, a majority of which are located in prime U.S. markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated acquisitions and dispositions (including the expected completion of the sale of Park’s interests in the entities owning the Hilton Berlin), the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2017, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Non-GAAP Financial Measures Guidance Portfolio and Operating Metrics Acquisitions and Dispositions Debt Summary Definitions Table of Contents 4 7 14 18 25 27 29 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando

Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel

Financial Statements Condensed Consolidated Balance Sheets (in millions, except share and per share data) December 31, 2017 December 31, 2016 ASSETS Property and equipment, net $8,311 $8,541 Assets held for sale, net 37 — Investments in affiliates 84 81 Goodwill 606 604 Intangibles, net 41 44 Cash and cash equivalents 364 337 Restricted cash 15 13 Accounts receivable, net 125 130 Prepaid expenses 48 58 Other assets 83 26 TOTAL ASSETS $9,714 $9,834 LIABILITIES AND EQUITY Liabilities Debt $2,961 $3,012 Accounts payable and accrued expenses 215 167 Due to hotel manager 141 91 Due to Hilton Grand Vacations 138 210 Deferred income tax liabilities 65 2,437 Other liabilities 232 94 Total liabilities 3,752 6,011 Stockholders' Equity "Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 214,873,778 shares issued and 214,845,244 shares outstanding as of December 31, 2017" 2 — Additional paid-in capital 3,825 — Retained earnings 2,229 — Accumulated other comprehensive loss (45) (67) Net Parent investment — 3,939 Total stockholders' equity 6,011 3,872 Noncontrolling interests (49) (49) Total equity 5,962 3,823 TOTAL LIABILITIES AND EQUITY $9,714 $9,834 (unaudited, in millions, except share and per share data) March 31, 2018 December 31, 2017 ASSETS Property and equipment, net $8,051 $8,311 Assets held for sale, net — 37 Investments in affiliates 87 84 Goodwill 607 606 Intangibles, net 28 41 Cash and cash equivalents 172 364 Restricted cash 108 15 Accounts receivable, net 138 125 Prepaid expenses 54 48 Other assets 91 83 TOTAL ASSETS $9,336 $9,714 LIABILITIES AND EQUITY Liabilities Debt $2,946 $2,961 Accounts payable and accrued expenses 172 215 Due to hotel manager 108 141 Due to Hilton Grand Vacations 138 138 Deferred income tax liabilities 46 65 Other liabilities 211 232 Total liabilities 3,621 3,752 Stockholders' Equity "Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 201,168,293 shares issued and 201,095,915 shares outstanding as of March 31, 2018 and 214,873,778 shares issued and 214,845,244 shares outstanding as of December 31, 2017" 2 2 Additional paid-in capital 3,578 3,825 Retained earnings 2,193 2,229 Accumulated other comprehensive loss (8) (45)Total stockholders' equity 5,765 6,011 Noncontrolling interests (50) (49) Total equity 5,715 5,962 TOTAL LIABILITIES AND EQUITY $9,336 $9,714

Financial Statements (cont’d) Three Months Ended Twelve Months Ended (unaudited, in millions, except per share data) December 31, December 31, 2017 2016 2017 2016 Revenues Rooms $433 $434 $1,794 $1,795 Food and beverage 187 183 739 719 Ancillary hotel 49 47 194 190 Other 17 6 64 23 Total revenues 686 670 2,791 2,727 Operating expenses Rooms 115 114 466 464 Food and beverage 128 128 511 503 Other departmental and support 164 167 671 665 Other property-level 43 46 187 181 Management and franchise fees 34 18 141 91 Casualty and impairment loss, net 26 — 26 15 Depreciation and amortization 71 80 288 300 Corporate general and administrative 23 26 68 71 Other 18 4 63 19 Total expenses 622 583 2,421 2,309 Gain on sale of assets, net 1 — 1 1 Operating income 65 87 371 419 Interest income — 1 2 2 Interest expense (31) (40) (124) (181) Equity in earnings from investments in affiliates 22 (13) 40 3 Gain (loss) on foreign currency transactions — 3 (4) 3 Other gain (loss), net 3 (18) — (25) Income before income taxes 59 20 285 221 Income tax benefit (expense) 2 (3) 2,346 (82) Net income 61 17 2,631 139 Net income attributable to noncontrolling interests (1) — (6) (6) Net income attributable to stockholders $60 $17 $2,625 $133 Earnings per share: Earnings per share - Basic $0.28 $0.09 $12.38 $0.67 Earnings per share - Diluted $0.28 $0.09 $12.21 $0.67 Weighted average shares outstanding - Basic 214 198 211 198 Weighted average shares outstanding - Diluted 215 198 214 198 Condensed Consolidated Statements of Operations Three Months Ended(unaudited, in millions, except per share data)March 31,20182017RevenuesRooms $418 $432 Food and beverage 183 192 Ancillary hotel 50 47 Other 17 13 Total revenues 668 684 Operating expensesRooms 112 113 Food and beverage 126 131 Other departmental and support 156 164 Other property-level 53 51 Management and franchise fees 33 34 Depreciation and amortization 70 70 Corporate general and administrative 16 14 Other 17 13 Total expenses 583 590 Gain on sales of assets, net 89 — Operating income 174 94 Interest income 1 — Interest expense (31) (30)Equity in earnings from investments in affiliates 4 4 Gain on foreign currency transactions 1 1 Income before income taxes 149 69 Income tax benefit — 2,281 Net income 149 2,350 Net income attributable to noncontrolling interests 1 — Net income attributable to stockholders $150 $2,350 Earnings per share:Earnings per share - Basic $0.71 $11.63 Earnings per share - Diluted $0.71 $11.01 Weighted average shares outstanding - Basic 211 202 Weighted average shares outstanding - Diluted 212 213 Dividends declared per common share $0.43 $0.43

Non-GAAP Financial Measures Juniper Hotel Cupertino, Curio Collection Hilton Boston Logan Airport The Reach, a Waldorf Astoria Resort

Non-GAAP Financial Measures EBITDA and Adjusted EBITDA 8 | Non-GAAP Financial Measures EBITDA and Adjusted EBITDA (unaudited, in millions) 2018 2017 Net income $ 149 $ 2,350 Depreciation and amortization expense 70 70 Interest income (1) — Interest expense 31 30 Income tax benefit — (2,281) Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 7 5 EBITDA 256 174 Gain on sales of assets, net (89) — Gain on foreign currency transactions (1) (1) Transition expense 2 1 Share-based compensation expense 4 3 Other items 2 — Adjusted EBITDA $ 174 $ 177 March 31, Three Months Ended

Non-GAAP Financial Measures (cont’d) Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin 9 | Non-GAAP Financial Measures (cont’d) Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin (unaudited, dollars in millions) 2018 2017 Adjusted EBITDA $ 174 $ 177 Less: Adjusted EBITDA from investments in affiliates 12 9 Less: All other(1) (12) (12) Hotel Adjusted EBITDA 174 180 Less: Adjusted EBITDA from non-comparable hotels 15 21 Comparable Hotel Adjusted EBITDA $ 159 $ 159 2018 2017 Total Revenues $ 668 $ 684 Less: Other revenue 17 13 Less: Revenues from non-comparable hotels(1) 61 83 Comparable Hotel Revenues $ 590 $ 588 (1) Includes revenues f rom Park's non-comparable hotels and rental revenues f rom of f ice space and antenna rent leases. 2018 2017 Comparable Hotel Revenues $ 590 $ 588 Comparable Hotel Adjusted EBITDA $ 159 $ 159 Comparable Hotel Adjusted EBITDA margin 26.9% 27.0% March 31, March 31, Three Months Ended Three Months Ended March 31, Three Months Ended (1) Includes other revenue and other expense, non-income taxes on REIT leases and corporate general and administrative expense.

NAREIT FFO and Adjusted FFO (1)The three months ended March 31, 2017 includes an income tax benefit from the derecognition of deferred tax liabilities of $2,288 million associated with Park’s intent to elect REIT status. (2)Per share amounts are calculated based on unrounded numbers. Non-GAAP Financial Measures (cont’d) 10 | NAREIT FFO and Adjusted FFO (1) The three months ended March 31, 2017 includes an income tax benefit from the derecognition of deferred tax liabilities of $2,288 million associated with Park’s intent to elect REIT status. (2) Per share amounts are calculated based on unrounded numbers. Non-GAAP Financial Measures (cont’d) Adjusted FFO per share - Diluted(3)(4) $0.68 $0.72 $2.78 $2.97 Weighted average shares outstanding - Diluted 215 198 214 198 (unaudited, in millions, except per share data) 2018 2016 Net income attributable to stockholders $ 150 $ 2,350 Depreciation and amortization expense 70 70 Depreciation and amortization expense attributable to noncontrolling interests (1) (1) Gain on sales of assets, net (89) — Equity investment adjustments: Equity in earnings from investments in affiliates (4) (4) Pro rata FFO of investments in affiliates 10 8 NAREIT FFO attributable to stockholders 136 2,423 Gain on foreign currency transactions (1) (1) Transition expense 2 1 Share-based compensation expense 4 3 Other items(1) (4) (2,288) Adjusted FFO attributable to stockholders $ 137 $ 138 NAREIT FFO per share - Diluted(2) $ 0.64 $ 11.36 Adjusted FFO per share - Diluted(2) $ 0.65 $ 0.64 Weighted average shares outstanding - Diluted 212 213 March 31, Three Months Ended

General and Administrative Expenses Non-GAAP Financial Measures (cont’d) 11 | General and Administrative Expenses Non-GAAP Financial Measures (cont’d) (unaudited, in millions) (unaudited, in millions) 2018 2017 Corporate general and administrative expenses $ 16 $ 14 Less: Share-based compensation expense 4 3 Transition expense 2 1 G&A, excluding expenses not included in Adjusted EBITDA $ 10 $ 10 Three Months Ended March 31,

Non-GAAP Financial Measures (cont’d) Net Debt and Net Debt to Adjusted EBITDA Ratio 12 | Non-GAAP Financial Measures (cont’d) Net Debt and Net Debt to Adjusted EBITDA Ratio (unaudited, in millions) (unaudited, in millions) Debt $ 2,946 $ 2,961 Add: unamortized deferred financing costs 11 12 Long-term debt, including current maturities and excluding unamortized deferred financing costs 2,957 2,973 Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs 236 236 Less: cash and cash equivalents (172) (364) Less: restricted cash (108) (15) Debt, net $ 2,913 $ 2,830 Adjusted EBITDA(1) $ 754 $ 757 Net debt to Adjusted EBITDA ratio 3.9x 3.7x March 31, 2018 December 31, 2017 (1) Adjusted EBITDA at March 31, 2018 is presented on a trailing twelve months (“TTM”) basis (see slide 13). (1)Adjusted EBITDA at March 31, 2018 is presented on a trailing twelve months (“TTM”) basis (see slide 13).

Non-GAAP Financial Measures (cont’d) TTM Adjusted EBITDA 13 | Non-GAAP Financial Measures (cont’d) TTM Adjusted EBITDA (unaudited, in millions) (1) TTM March 31, 2018 is calculated as year ended December 31, 2017 plus the three months ended March 31, 2018 less the three months ended March 31, 2017. Year Ended TTM(1) (unaudited, in millions) December 31, March 31, 2017 2018 2017 2018 Net income $ 2,631 $ 149 $ 2,350 430 Depreciation and amortization expense 288 70 70 288 Interest income (2) (1) — (3) Interest expense 124 31 30 125 Income tax benefit (2,346) — (2,281) (65) Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 24 7 5 26 EBITDA 719 256 174 801 Gain on sales of assets, net (1) (89) — (90) Loss (gain) on foreign currency transactions 4 (1) (1) 4 Transition expense 9 2 1 10 Transaction expense 2 — — 2 Severance expense 1 — — 1 Share-based compensation expense 14 4 3 15 Casualty and impairment loss, net 26 — — 26 Other items (17) 2 — (15) Adjusted EBITDA $ 757 $ 174 $ 177 $ 754 Three Months Ended March 31, (1)TTM March 31, 2018 is calculated as year ended December 31, 2017 plus the three months ended March 31, 2018 less the three months ended March 31, 2017.

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago

Guidance 2018 Assumptions General and administrative expenses are projected to be $44 million, excluding $16 million of non-cash share-based compensation expense and $6 million of transition expense; Fully diluted weighted average shares are expected to be 203.8 million; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a full year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for most of 2018 following the damage caused by Hurricane Maria; Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook; and Per share amounts are calculated based on unrounded numbers. 15 | Guidance 2018 Assumptions • General and administrative expenses are projected to be $44 million, excluding $16 million of non-cash share-based compensation expense and $6 million of transition expense; • Fully diluted weighted average shares are expected to be 203.8 million; • Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a full year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for most of 2018 following the damage caused by Hurricane Maria; • Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook; and • Per share amounts are calculated based on unrounded numbers. (unaudited, in millions, except per share data) Metric Comparable RevPAR Growth 0.5% 2.5% 0.5% 0.5% Net income $ 336 $ 369 $ 104 $ 103 Net income attributable to stockholders $ 331 $ 364 $ 104 $ 104 Diluted earnings per share $ 1.62 $ 1.78 $ 0.51 $ 0.51 Adjusted EBITDA $ 710 $ 750 $ 5 $ 5 Comparable Hotel Adjusted EBITDA margin change (70) bps 30 bps 10 bps 10 bps Adjusted FFO per share - Diluted $ 2.76 $ 2.92 $ 0.02 $ 0.02 (unaudited, in millions, except per share data) Low High Low High 2018 Outlook as of May 3, 2018 Variance to Prior Outlook as of March 9, 2018

Guidance (cont’d) EBITDA and Adjusted EBITDA 16 | Guidance (cont’d) EBITDA and Adjusted EBITDA Year Ending (unaudited, in millions) Low Case High Case Net income $ 336 $ 369 Depreciation and amortization expense 283 283 Interest income (4) (4) Interest expense 125 128 Income tax expense 12 16 Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 24 24 EBITDA 776 816 Transition expense 6 6 Share-based compensation expense 16 16 Gain on sale of assets, net (89) (89) Other items 1 1 Adjusted EBITDA $ 710 $ 750 December 31, 2018 Year Ending

Guidance (cont’d) NAREIT FFO and Adjusted FFO (1)Per share amounts are calculated based on unrounded numbers. 17 | Guidance (cont’d) NAREIT FFO and Adjusted FFO (1) Per share amounts are calculated based on unrounded numbers. Year Ending (unaudited, in millions except per share data) (unaudited, in millions except per share data) Low Case High Case Net income attributable to stockholders $ 331 $ 364 Depreciation and amortization expense 283 283 Depreciation and amortization expense attributable to noncontrolling interests (3) (3) Gain on sale of assets, net (89) (89) Equity investment adjustments: Equity in earnings from investments in affiliates (16) (16) Pro rata FFO of equity investments 33 33 NAREIT FFO attributable to stockholders 539 572 Transition expense 6 6 Share-based compensation expense 16 16 Other items 1 1 Adjusted FFO attributable to stockholders $ 562 $ 595 Adjusted FFO per share - Diluted(1) $ 2.76 $ 2.92 Weighted average diluted shares outstanding 203.8 203.8 December 31, 2018 Year Ending

Portfolio and Operating Metrics Hilton New Orleans Riverside Hilton New Orleans Airport Hilton Santa Barbara Beachfront Resort

Portfolio and Operating Metrics

Hotel Portfolio(1)

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt *(in millions)*
Consolidated Domestic Portfolio						
Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton San Francisco Union Square	1,921	Northern CA	130,000	Fee Simple	100%	$725 (2)
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Hilton Waikoloa Village	1,110	Hawaii	235,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	Northern CA	30,000	Fee Simple	100%	— (2)
Hilton Orlando Bonnet Creek	1,009	Florida	132,000	Fee Simple	100%	—
Hilton Chicago O'Hare Airport	860	Chicago	37,000	Leasehold	100%	—
DoubleTree Hotel Seattle Airport	850	Other U.S.	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Florida	78,000	Leasehold	100%	—
Caribe Hilton	748	Other U.S.	130,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	31,000	Fee Simple	100%	—
Hilton Boston Logan Airport	599	Other U.S.	30,000	Leasehold	100%	—
Pointe Hilton Squaw Peak Resort	563	Other U.S.	49,000	Fee Simple	100%	—
Hilton Miami Airport	508	Florida	32,000	Fee Simple	100%	—
Hilton Atlanta Airport	507	Other U.S.	34,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Northern CA	48,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
Waldorf Astoria Orlando	502	Florida	42,000	Fee Simple	100%	—
DoubleTree Hotel Ontario Airport	482	Southern CA	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	27,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Other U.S.	40,000	Leasehold	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$12
Hilton Santa Barbara Beachfront Resort	360	Southern CA	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	Northern CA	16,000	Leasehold	100%	—
Hilton New Orleans Airport	319	New Orleans	21,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	Florida	23,000	Fee Simple	100%	—
Hilton Short Hills	305	Other U.S.	16,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern CA	24,000	Leasehold	100%	—
Embassy Suites Parsippany	274	Other U.S.	8,000	Fee Simple	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown Town Lake	259	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Northern CA	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Northern CA	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	Chicago	3,000	Fee Simple	100%	—
Embassy Suites Washington DC Georgetown	197	Washington, D.C.	1,000	Fee Simple	100%	—
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
Hilton Garden Inn LAX/El Segundo	162	Southern CA	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	6,000	Leasehold	100%	—
The Reach, A Waldorf Astoria Resort	150	Florida	15,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	130	Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	Chicago	2,000	Fee Simple	100%	—
Total Consolidated Domestic Portfolio	**26,803**		**2,128,000**			**$2,207**

(1) As of May 3, 2018.

(2) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 Hotel San Francisco.

19 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Hotel Portfolio[(1)]

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt[(2)] (in millions)
Consolidated International Portfolio						
Hilton São Paulo Morumbi	503	International	15,000	Fee Simple	100%	—
Hilton Nuremberg Hotel	152	International	12,000	Leasehold	100%	—
Hilton Sheffield Hotel	128	International	12,000	Leasehold	100%	—
Total Consolidated International Portfolio	783		39,000			—
Total Consolidated Portfolio	27,586		2,167,000			$2,207
Unconsolidated Joint Venture Domestic Portfolio						
Hilton Orlando	1,417	Florida	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	Southern CA	165,000	Leasehold	25%	$55
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$24
Hilton La Jolla Torrey Pines	394	Southern CA	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Domestic Portfolio	4,290		483,000			$224
Unconsolidated Joint Venture International Portfolio						
Hilton Berlin[(3)]	601	International	14,000	Fee Simple	40%	—
Conrad Dublin	192	International	13,000	Fee Simple	48%	$12
Total Unconsolidated Joint Venture International Portfolio	793		27,000			$12
Total Unconsolidated Joint Venture Portfolio	5,083		510,000			$236
TOTAL PARK HOTELS & RESORTS PORTFOLIO	32,669		2,677,000			$2,443

(1) As of May 3, 2018.
(2) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.
(3) In April 2018, Park and the other joint ventures of the entities that own the Hilton Berlin entered into an agreement to sell the ownership interest in these entities.

20 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q1 2018 vs. Q1 2017

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	1Q18	1Q17	Change[1]	1Q18	1Q17	Change	1Q18	1Q17	Change[1]
Hawaii	1	2,860	$256.81	$253.67	1.2%	93.7%	94.0%	(0.3)% pts	$240.76	$238.57	0.9%
Northern California	6	4,279	250.06	252.85	(1.1)	81.3	78.9	2.4	203.28	199.48	1.9
Florida	6	3,294	260.56	247.24	5.4	86.4	85.9	0.5	225.17	212.40	6.0
Other	14	5,364	162.86	161.26	1.0	76.9	77.2	(0.3)	125.16	124.50	0.5
New Orleans	2	1,941	198.55	197.35	0.6	76.3	75.0	1.3	151.41	148.04	2.3
Chicago	4	2,743	139.60	143.36	(2.6)	65.8	64.0	1.8	91.89	91.75	0.2
New York	1	1,878	243.81	240.34	1.4	75.3	77.2	(1.9)	183.69	185.56	(1.0)
Southern California	4	1,304	158.03	160.12	(1.3)	77.1	81.5	(4.4)	121.88	130.57	(6.7)
Washington, D.C.	3	1,282	174.80	182.02	(4.0)	66.3	73.2	(6.9)	115.93	133.30	(13.0)
Total Domestic	**41**	**24,945**	**$211.83**	**$209.79**	**1.0%**	**78.9%**	**79.0%**	**(0.1)% pts**	**$167.17**	**$165.67**	**0.9%**
Total International	**3**	**783**	**$172.76**	**$163.75**	**5.5%**	**66.3%**	**64.3%**	**2.0% pts**	**$114.56**	**$105.37**	**8.7%**
All Markets	**44**	**25,728**	**$210.83**	**$208.64**	**1.0%**	**78.5%**	**78.5%**	**— pts**	**$165.57**	**$163.83**	**1.1%**

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	1Q18	1Q17	Change[1]	1Q18	1Q17	Change	1Q18	1Q17	Change[1]
Resort	9	6,728	$257.83	$249.42	3.4%	86.0%	87.3%	(1.3)% pts	$221.62	$217.68	1.8%
Urban	12	10,216	218.99	221.28	(1.0)	73.2	73.0	0.2	160.34	161.53	(0.7)
Airport	13	6,357	159.81	156.54	2.1	81.3	81.0	0.3	129.99	126.83	2.5
Suburban	10	2,427	171.79	170.69	0.6	73.0	71.1	1.9	125.36	121.43	3.2
All Types	**44**	**25,728**	**$210.83**	**$208.64**	**1.0%**	**78.5%**	**78.5%**	**— pts**	**$165.57**	**$163.83**	**1.1%**

(1) Calculated based on unrounded numbers.

21 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q1 2018 vs. Q1 2017

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	1Q18	1Q17	Change[(1)]	1Q18	1Q17	Change[(1)]	1Q18	1Q17	Change
Hawaii	1	2,860	$37	$35	4.8%	$96	$94	2.1%	39.1%	38.1%	100 bps
Northern California	6	4,279	30	29	(0.3)	106	107	(0.6)	27.6	27.5	10
Florida	6	3,294	49	42	17.2	118	108	8.3	41.9	38.8	310
Other	14	5,364	17	18	(5.7)	83	83	(0.3)	19.8	20.9	(110)
New Orleans	2	1,941	17	18	(5.3)	44	45	(1.7)	38.8	40.3	(150)
Chicago	4	2,743	—	3	(101.6)	39	43	(8.9)	(0.1)	6.6	(670)
New York	1	1,878	—	1	(86.8)	53	52	1.9	0.1	1.1	(100)
Southern California	4	1,304	4	6	(30.9)	21	24	(9.8)	20.9	27.3	(640)
Washington, D.C.	3	1,282	3	5	(35.4)	19	21	(10.8)	15.4	21.2	(580)
Total Domestic	**41**	**24,945**	**$157**	**$157**	**(0.0)%**	**$579**	**$577**	**0.3%**	**27.1%**	**27.2%**	**(10) bps**
Total International	**3**	**783**	**$2**	**$2**	**10.3%**	**$11**	**$11**	**4.1%**	**18.5%**	**17.5%**	**100 bps**
All Markets	**44**	**25,728**	**$159**	**$159**	**—%**	**$590**	**$588**	**0.4%**	**26.9%**	**27.0%**	**(10) bps**

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	1Q18	1Q17	Change[(1)]	1Q18	1Q17	Change[(1)]	1Q18	1Q17	Change
Resort	9	6,728	$86	$80	7.6%	$222	$214	3.9%	38.6%	37.2%	140 bps
Urban	12	10,216	43	50	(12.8)	225	233	(3.2)	19.2	21.3	(210)
Airport	13	6,357	23	23	(2.4)	104	103	0.4	21.7	22.3	(60)
Suburban	10	2,427	7	6	15.7	39	38	3.5	18.9	16.9	200
All Types	**44**	**25,728**	**$159**	**$159**	**—%**	**$590**	**$588**	**0.4%**	**26.9%**	**27.0%**	**(10) bps**

(1) Calculated based on unrounded numbers.

22 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q1 2018 vs. Q1 2017

	(unaudited)	ADR			Occupancy			RevPAR		
		1Q18	1Q17	Change[1]	1Q18	1Q17	Change	1Q18	1Q17	Change[1]
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$256.81	$253.67	1.2%	93.7%	94.0%	(0.3)% pts	$240.76	$238.57	0.9%
2	New York Hilton Midtown	243.81	240.34	1.4	75.3	77.2	(1.9)	183.69	185.56	(1.0)
3	Hilton San Francisco Union Square	276.45	282.61	(2.2)	78.2	75.7	2.5	216.06	213.82	1.0
4	Hilton Waikoloa Village[2]	244.58	231.07	5.8	87.8	84.8	3.0	214.68	196.05	9.5
5	Hilton New Orleans Riverside	210.46	210.57	(0.1)	76.7	74.3	2.4	161.43	156.43	3.2
6	Hilton Chicago	136.63	149.19	(8.4)	58.8	58.0	0.8	80.34	86.55	(7.2)
7	Hilton Orlando Bonnet Creek	222.85	207.53	7.4	82.6	85.3	(2.7)	184.16	176.94	4.1
8	Parc 55 San Francisco - a Hilton Hotel	265.58	272.73	(2.6)	85.9	86.8	(0.9)	228.16	236.60	(3.6)
9	Waldorf Astoria Orlando	349.10	320.80	8.8	80.4	78.4	2.0	280.85	251.42	11.7
10	Casa Marina, A Waldorf Astoria Resort	454.46	450.25	0.9	89.0	90.2	(1.2)	404.66	406.29	(0.4)
	Sub-total Top 10 Hotels	**$248.16**	**$245.79**	**1.0%**	**80.7%**	**80.3%**	**0.4% pts**	**$200.20**	**$197.30**	**1.5%**
	Top 11-25 Hotels	**$179.36**	**$178.51**	**0.5%**	**72.0%**	**78.8%**	**(6.8)% pts**	**$129.21**	**$140.66**	**(8.1)%**
	Sub-total Top 25 Hotels	**$224.31**	**$221.19**	**1.4%**	**77.5%**	**79.7%**	**(2.2)% pts**	**$173.74**	**$176.35**	**(1.5)%**
	All Other Consolidated Hotels	**$156.73**	**$152.41**	**2.8%**	**74.2%**	**73.0%**	**1.2% pts**	**$116.25**	**$111.23**	**4.5%**
	Total Consolidated Portfolio	**$208.22**	**$203.78**	**2.2%**	**76.6%**	**77.9%**	**(1.3)% pts**	**$159.60**	**$158.75**	**0.5%**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.

23 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q1 2018 vs. Q1 2017

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		1Q18	1Q17	Change [(1)]	1Q18	1Q17	Change [(1)]	1Q18	1Q17	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$37	$35	4.8%	$96	$94	2.1%	39.1%	38.1%	100 bps
2	New York Hilton Midtown	—	1	(86.8)	53	52	1.9	0.1	1.1	(100)
3	Hilton San Francisco Union Square	15	16	(5.5)	54	56	(3.4)	27.6	28.3	(70)
4	Hilton Waikoloa Village [(2)]	14	13	4.9	41	40	0.6	34.3	32.9	140
5	Hilton New Orleans Riverside	16	17	(5.6)	40	41	(1.6)	39.2	40.9	(170)
6	Hilton Chicago	(2)	1	(326.6)	22	26	(17.6)	(10.8)	3.9	(1,470)
7	Hilton Orlando Bonnet Creek	16	13	22.3	38	35	10.9	42.4	38.5	390
8	Parc 55 San Francisco - a Hilton Hotel	8	9	(6.7)	25	26	(4.1)	32.1	33.0	(90)
9	Waldorf Astoria Orlando	9	7	21.5	23	21	11.2	37.7	34.5	320
10	Casa Marina, A Waldorf Astoria Resort	8	7	8.0	16	16	4.2	49.0	47.3	170
	Sub-total Top 10 Hotels	**$121**	**$119**	**1.0%**	**$408**	**$407**	**0.4%**	**29.5%**	**29.4%**	**10 bps**
	Top 11-25 Hotels	**$32**	**$38**	**(15.0)%**	**$141**	**$156**	**(9.9)%**	**22.8%**	**24.2%**	**(140) bps**
	Sub-total Top 25 Hotels	**$153**	**$157**	**(2.8)%**	**$549**	**$563**	**(2.4)%**	**27.8%**	**27.9%**	**(10) bps**
	All Other Consolidated Hotels	**$21**	**$23**	**(5.8)%**	**$101**	**$110**	**(8.1)%**	**21.3%**	**20.8%**	**50 bps**
	Total Consolidated Portfolio	**$174**	**$180**	**(3.2)%**	**$650**	**$673**	**(3.4)%**	**26.8%**	**26.8%**	**— bps**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.

24 |

PARK HOTELS & RESORTS

Acquisitions & Dispositions Hilton Sao Paulo Morumbi Caribe Hilton Hilton Miami Airport Blue Lagoon

Acquisitions and Dispositions

Dispositions

Hotel	Location	Month Sold	Room Count	Gross Proceeds
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$ 62.2
			254	62.2
Embassy Suites Portfolio[1]				
Embassy Suites by Hilton Kansas City Overland Park	Overland Park, Kansas	February 2018	199	25.0
Embassy Suites by Hilton San Rafael Marin County	San Rafael, California	February 2018	236	37.9
Embassy Suites by Hilton Atlanta Perimeter Center	Atlanta, Georgia	February 2018	241	32.9
			676	95.8
UK Portfolio[1]				
Hilton Blackpool	Blackpool, United Kingdom	February 2018	278	N/A
Hilton Belfast	Belfast, United Kingdom	February 2018	198	N/A
Hilton London Angel Islington	London, United Kingdom	February 2018	188	N/A
Hilton Edinburgh	Grosvenor, United Kingdom	February 2018	184	N/A
Hilton Coylumbridge	Aviemore, United Kingdom	February 2018	175	N/A
Hilton Bath City	Bath, United Kingdom	February 2018	173	N/A
Hilton Milton Keynes	Keynes, United Kingdom	February 2018	138	N/A
			1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
			328	32.5
Total			**2,592**	**$ 379.0**

(1) Hotels were sold as a portfolio.

26 |

PARK HOTELS & RESORTS

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

Debt Summary

Fixed and Variable Rate Debt

(unaudited, dollars in millions)

Debt	Collateral	Interest Rate	Maturity Date	As of March 31, 2018
Fixed Rate Debt				
Mortgage loan	DoubleTree Hotel Spokane City Center	3.55%	October 2020	$ 12
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel	4.11%	November 2023	725
Commercial mortgage-backed securities loan	Hilton Hawaiian Village Waikiki Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	165
Total Fixed Rate Debt		**4.16%** (1)		**2,177**
Variable Rate Debt				
Revolving credit facility (2)	Unsecured	L + 1.50%	December 2021 (3)	—
Term loan	Unsecured	L + 1.45%	December 2021	750
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 2.25%	May 2022 (3)	30
Total Variable Rate Debt		**3.36%** (1)		**780**
Less: unamortized deferred financing costs and discount				(11)
Total Debt (4)		**3.95%** (1)		**$ 2,946**

(1) Calculated on a weighted average basis.
(2) $1 billion available.
(3) Assumes the exercise of all extensions that are exercisable solely at Park's option.
(4) Excludes $236 million of Park's share of debt of its unconsolidated joint ventures.

28 |

PARK HOTELS & RESORTS

Definitions Hilton Orlando Bonnet Creek Hilton Hawaiian Village Waikiki Beach Resort New York Hilton Midtown

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction expense associated with the potential disposition of hotels or acquisition of a business; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders and NAREIT FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by NAREIT in its April 2002 “White Paper on Funds From Operations,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes NAREIT FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITS that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently. The Company calculates NAREIT FFO per diluted share as NAREIT FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts NAREIT FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:   Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction expense associated with the potential disposition of hotels or acquisition of a business; Severance expense; Share-based compensation expense; Casualty losses; Litigation gains and losses outside the ordinary course of business; and Other items that management believes are not representative of the Company’s current or future operating performance.

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 46 hotels that are consolidated as of March 31, 2018, 44 hotels have been classified as comparable hotels. Due to the conversion, or planned conversions, of a significant number of rooms at the Hilton Waikoloa Village in 2017 to HGV timeshare units, and due to the effects of the hurricane at the Caribe Hilton in Puerto Rico and the expected continued effects from business interruption in 2018, the results from these properties were excluded from comparable hotels. The Company’s comparable hotels also exclude the 12 hotels that were sold in January and February 2018. Refer to Slide 26: “Acquisitions and Dispositions” for additional information.

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted.

Analyst Coverage 34 | Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-1005 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-8768 anthony.powell@barclays.com Floris Van Dijkum Boenning & Scattergood (212) 922-3572 fvandijkum@boenninginc.com Smedes Rose Citi Research (212) 816-6243 smedes.rose@citi.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Richard Hightower Evercore ISI (212) 752-0886 rich.hightower@evercoreisi.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com Brandt Montour JP Morgan (212) 622-1111 brandt.a.montour@jpmorgan.com Brian Dobson Nomura/Instinet (212) 310-5416 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060 robin.farley@ubs.com Rachael Rothman Susquehanna International Group (212) 514 4882 rachael.rothman@sig.com Jeff Donnelly Wells Fargo (617) 603-4262 jeff.donnelly@wellsfargo.com